SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





        Date of Report (Date of earliest event reported): August 19, 1998


                          Powerhouse Technologies, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                      0-19322                        81-0470853
(State or other               (Commission                    (I.R.S. Employer
jurisdiction                  File Number)                   Identification No.)
of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
              (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

     On August 19,  1998,  the  Company  announced  that it has  received a $100
Million credit facility arranged and syndicated by Lehman Brothers, Inc. Proceeds of the borrowing will be used to refinance the Company's existing credit facility and other outstanding long-term debt and finance capital needs.
     Further, the Board of Directors has authorized the repurchase of up to $10 Million of the Company's stock. A copy of the Company's Press Release making the announcement is attached as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

                  Exhibit 99.1       Company Press Release dated August 19, 1998



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POWERHOUSE TECHNOLOGIES, INC.



Date:  August 19, 1998              /s/ Susan J. Carstensen
                                    ------------------------
                                    Susan J. Carstensen
                                    Chief Executive Officer
                                    (authorized to sign on behalf of Registrant)



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


                                  EXHIBIT INDEX


Exhibit                                                                Page
Number   Description                                                   Number
------   -----------                                                   ------

99.1     Company Press Release dated August 19, 1998                      5


                                       4